UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2005
PULTE HOMES, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (248) 647-2750

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Third Quarter Earnings Press Release dated October 26, 2005
Stock Repurchase Authorization Increase Press Release dated October 26, 2005
Forward-looking Statements

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 26, 2005, Pulte Homes, Inc. issued a press release announcing earnings for the third quarter ended September 30, 2005. A copy of this earnings press release and forward-looking statements are furnished with this Current Report on Form 8-K and are incorporated in Item 2.02 by reference.
Item 8.01 OTHER EVENTS
On October 26, 2005, Pulte Homes, Inc. issued a press release announcing that its Board of Directors approved a $100 million increase to the Company’s stock repurchase authorization. A copy of this press release and forward-looking statements are furnished with this Current Report on Form 8-K and are incorporated in Item 8.01 by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Third quarter 2005 earnings press release dated October 26, 2005.

99.2	Stock repurchase authorization increase press release dated October 26, 2005.

99.3	Forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
The information in Item 2.02 of this Current Report on Form 8-K and the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: October 28, 2005	By:	/s/ Roger A. Cregg
		Name:	Roger A. Cregg
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Third quarter earnings press release dated October 26, 2005

99.2	Stock repurchase authorization increase press release dated October 26, 2005

99.3	Forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.